Acquisitions, Divestitures and Exchanges, exchanges (Details) (U.S. Cellular, Spectrum exchange, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
U.S. Cellular | Spectrum exchange
Exchanges
Agreement date	Sep. 30, 2011
Asset exchange description	On September 30, 2011, U.S. Cellular completed an exchange whereby U.S. Cellular received eighteen 700 MHz spectrum licenses covering portions of Idaho, Illinois, Indiana, Kansas, Nebraska, Oregon and Washington in exchange for two PCS spectrum licenses covering portions of Illinois and Indiana. The exchange of licenses will provide U.S. Cellular with additional spectrum to meet anticipated future capacity and coverage requirements in several of its markets. No cash, customers, network assets, other assets or liabilities were included in the exchange. As a result of this transaction, TDS recognized a gain of $11.8 million, representing the difference between the fair value of the licenses received, calculated using a market approach valuation method, and the carrying value of the licenses surrendered. This gain was recorded in (Gain) loss on asset disposals and exchanges, net in the Consolidated Statement of Operations for the year ended December 31, 2011. The Indiana PCS spectrum included in the exchange was originally awarded to Carroll Wireless in FCC Auction 58 and was purchased by U.S. Cellular prior to the exchange. Carroll Wireless was a VIE which TDS consolidated at the time of the exchange; see Note 5 — Variable Interest Entities for additional information.
Gain on asset exchange	$ 11.8
Asset exchange, valuation method	difference between the fair value of the licenses received, calculated using a market approach valuation method, and the carrying value of the licenses surrendered